                             MODIFICATION AGREEMENT


         MODIFICATION AGREEMENT dated as of September 27, 2002, between Merrimac Industries, Inc., a Delaware corporation ("Merrimac"), and Infineon Technologies AG, a German corporation ("Infineon").

         WHEREAS, Ericsson Holding International B.V. ("Ericsson") has entered into an agreement with Infineon whereby Ericsson and its affiliated companies have agreed to sell the microelectronics business (excluding optosemiconductors and power modules, but including the RF power business) of the Ericsson Group (the "Business") to Infineon and to assign to Infineon certain agreements between Merrimac and Ericsson;

         WHEREAS, in connection with the acquisition of the Business, Merrimac, Ericsson and Infineon entered into that certain Consent and Waiver, effective as of September 18, 2002, pursuant to which Merrimac consented to the assignment of the agreements listed below, waived the application of the Merrimac's rights plan, and made certain other representations, warranties convenants for the benefit of Infineon with respect to the acquisition of the Business; and

         WHEREAS, in connection with the acquisition of the Business, Infineon and Merrimac have agreed to modify and amend the following agreements as set forth herein: (i) the Letter Agreement, dated as of April 7, 2000 and amended as of February 1, 2002, among Merrimac, Ericsson and Ericsson Microelectronics, A.B. (the "Letter Agreement"); (ii) the Registration Rights Agreement, dated as of April 7, 2000, between Merrimac and Ericsson (the "April Registration Rights Agreement"); (iii) the Subscription Agreement for Common Stock and Warrants, dated as of October 26, 2000, between Merrimac and Ericsson (the "Subscription Agreement"); (iv) the Common Stock Purchase Warrant, dated as of October 26, 2000, issued by Merrimac to Ericsson (the "Warrant"); and (v) the Registration Rights Agreement, dated as of October 26, 2000, between Merrimac and Ericsson (the "October Registration Rights Agreement").

         WHEREAS, references to line numbers in the below amendments refer to lines in the EDGAR versions of such documents as originally filed with the SEC.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

I.  Amendments to the Letter Agreement:

         1. The text of the 52(nd) line of Section 1(a)(v) of the Letter Agreement is hereby amended by inserting the following words between the words "material" and "shall":




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

                  "and all other confidential or proprietary information, which information is known, or reasonably should be known or expected, to be confidential or proprietary,"

         2. The text of the 52nd line of Section 1(b)(v) of the Letter Agreement is hereby amended by inserting the following words between the words "material" and "shall":

                  "and all other confidential or proprietary information, which information is known, or reasonably should be known or expected, to be confidential or proprietary,"

         3.   The following text shall be added as Section 3(e):

                  "Restriction on Transfer to Certain Competitor. EHI agrees not to sell, assign or otherwise transfer (hereinafter, a "Transfer") any Shares to Anaren Microwave, Inc. ("Anaren"), a competitor of Merrimac with its corporate office in East Syracuse, New York (including any successor to the competing businesses of Anaren); provided, however, that the foregoing shall not apply to a Transfer to Anaren (i) as part of a sale to the public pursuant to a registration statement under an underwriting agreement or otherwise; provided that EHI shall not make such a Transfer knowingly to Anaren; (ii) as part of a sale pursuant to Rule 144 under the Securities Act in brokers' transactions or transactions with market makers (as defined in Rule 144); or (iii) in connection with a sale of more than 50% of the shares of Merrimac."

II. Amendments to the April Registration Rights Agreement:

          1. The text of the definition of "Common Stock" in Section 1 of the April Registration Rights Agreement is hereby amended by inserting the following words after the word "share":

                    ", and shall include the common stock purchase rights under the Company's Rights Agreement, dated March 9, 1999, as amended from time to time, attached thereto."

          2.   The section reference to "Section 4.5" in the twelfth line of
               Section 2.1(a) of the April Registration Rights Agreement is hereby deleted and replaced with a reference to "Section 3.5."



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

          3. The text of the 15th line of Section 2.1(b) of the April Registration Rights Agreement is hereby amended by inserting the words "usual and" between the words "in" and "customary."

          4. The text of the second line of Section 2.1(d)(i) of the April Registration Rights Agreement is hereby amended by inserting the following words after the word "effective":

                   "; provided that no stop order suspending the effectiveness thereof has been issued and such registration has not been withdrawn or terminated (except after the period contemplated by Section 2.3(a) hereof)"

          5. The text of Section 2.1(e) of the April Registration Rights Agreement, incorrectly lettered 2.1(c), is hereby amended and restated to read in its entirety as follows:

                           "(e) Notwithstanding anything to the contrary
                   contained in any other provision of this Agreement, the Company shall not be required to maintain the effectiveness of a registration under the Act of an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor provision then in force) under the Act (a "Shelf Registration") at the request of the Holder pursuant to this
                   Section 2.1 for more than ninety (90) days or until all Holders have completed the distribution relating thereto; provided, however, that such ninety (90) day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the written request of the Company in accordance with Section 2.4 or an underwriter or in accordance with the provisions of Section 2.13."

          6.   The section reference to "Section 4.5" in the ninth line of
               Section 2.2(a) of the April Registration Rights Agreement is hereby deleted and replaced with a reference to "Section 3.5."

          7. The text of the 17th line of Section 2.2(b) of the April Registration Rights Agreement is hereby amended by deleting the first reference to the words "pro rata."

          8. The text of the second line of Section 2.3(a) of the April Registration Rights Agreement is hereby amended by inserting the words "on a Shelf Registration, if the Company then qualifies, or, if it does not then qualify for the use of a Shelf Registration," between the words "Statement" and "on." The text of the 13th line of that same section is hereby amended by inserting the words "or in accordance with the provisions of
               Section 2.13" after the word "underwriter."

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

          9. The text of the second line of Section 2.5 of the April Registration Rights Agreement is hereby amended by inserting the words "to request the effectiveness of a Registration Statement" between the words "action" and "pursuant."

          10. The text of the ninth line of Section 2.6(a) of the April Registration Rights Agreement is hereby amended by inserting the words "other than those useable with respect to another registration proceeding" between the word "Statement" and the closed parenthesis. The same line of that same section is hereby amended by inserting the following words between the closed parenthesis and the comma:

                  "other than upon or after any disclosure which had or could have a negative impact on the Company or the Common Stock or upon or after the occurrence or the threat of the occurrence of any event which had or could have a negative impact on the Company, the Common Stock or the financial markets"

          11. The text of fourth line of Section 2.6(b) of the April Registration Rights Agreement is hereby amended by inserting the following after the word "Statement":

                  "; provided however, that the Holders shall have no obligation to pay their respective pro rata share of the incremental registration fee payable under the Act or any blue sky fees and expenses, if applicable."

          12.  The section reference to "Section 2.6(b)" in the first line of
               Section 2.7(a) of the April Registration Rights Agreement is hereby deleted and replaced with the a reference to "Section 2.7(b)."

          13. The text of the fourth line of Section 2.8 of the April Registration Rights Agreement is hereby amended by adding the words "customary and usual" in between the words "accept the" and "terms." The word "Company" in the 20th line of that same section is hereby deleted and replaced with the word "Holders".

          14. The text of the 25th line of Section 2.10(a) of the April Registration Rights Agreement is hereby amended by inserting the clause "(and only to the extent)" between the words "extent" and "that." The text of the 28th line of that same section is hereby amended by inserting the words "for such Holder" between the words "underwriter" and "or controlling." The text of the 28th line of that same section is also amended by inserting the words "of such Holder or underwriter for such Holder" between the word "person" and the comma.

          15. The text of the third line of Section 2.10(b) of the April Registration Rights Agreement is hereby amended by inserting the word "and" between the comma and the word "each." The text of the fourth through sixth lines of the same section are hereby amended by deleting the clause ", any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder,". The text of the eighth line in that same section is hereby amended by inserting the following words between the comma and the word "insofar":

                        "including as a result of claims made by any underwriter
                    of securities included in such Registration Statement and any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder,"

          16. The text of the 19th line of Section 2.10(c) of the April Registration Rights Agreement is hereby amended by deleting the word "this." The text of the 20th line of that same section is hereby amended by inserting the clause "(a) or (b) to the extent of such prejudice" after the number "2.10" and before the comma. The text of the 22nd line of that same section is hereby amended by deleting the word "this" before, and inserting the clause "(a) or (b)" after, the number "2.10."

          17. The text of the 16th line of Section 2.10(d) of the April Registration Rights Agreement is hereby amended by inserting the words "or alleged omission" between the words "omission" and "to state."

          18. The text of the third line of Section 2.13 of the April Registration Rights Agreement is hereby amended by inserting the words "effective date, or the" between the words "following the" and "date" and deleting the word "final" and replacing it with the words "filing of the Rule 424(b)". The fourth line of that same section is hereby amended by deleting the word "a" and replacing it with the word "such".

          19. The text of the first line of Section 2.14 of the April Registration Rights Agreement is hereby amended by inserting the word "registration" between the words "any" and "right." The second line of that same section is hereby amended by deleting the word "after" and replacing it with the word "during."


III. Amendments to the Subscription Agreement:

          1. The text of Section 4.1(c) of the Subscription Agreement is hereby amended and restated to read in its entirety as follows:

                           "(c) Each Investor covenants that, unless the
                  Purchased Shares, the Purchased Warrants, the Underlying Shares or any other shares of capital stock of the Company received in respect of the foregoing have been registered pursuant to the Registration Rights Agreement being entered into among the Company and the Investors, such Investor will not dispose of such securities unless in accordance with an offering registered under the Securities Act or in accordance with an exemption from such requirements and applicable Blue Sky Laws."

          2. The text of the 16th line of Section 4.2 of the Subscription Agreement is hereby amended by inserting the word "reasonably" between the words "Company" and "determines."

          3. The text of the seventh line of Section 4.3 of the Subscription Agreement is hereby amended by inserting the words "as applicable" after the word "legend" and before the colon.

          4. The text of the third line of Section 5.1(a) of the Subscription Agreement is hereby amended by deleting the words "information reporting forms" and replacing them with the clause "information, reports, and forms". The text of the 5th line of that same section is hereby amended by inserting the clause "(including, without limitation, under Rule 144 promulgated by the SEC)" after the word "adopted" and before the comma.

          5. The text of the third line of Section 5.1(b) of the Subscription Agreement is hereby amended by inserting the words "and other information" between the words "report" and "of the Company."

IV. Amendments to the Warrant:

          1. The text of the last line in the paragraph defining the term "Common Stock" in the Warrant, is hereby amended by inserting the words "and shall include the common stock purchase rights under the Company's Rights Agreement, dated March 9, 1999, as amended from time to time, attached thereto" after the closed parenthesis and before the period.

          2. Section 2 of the Warrant is hereby amended and restated to read in its entirety as follows:

              "2. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Holder will not dispose of such Warrant or the Common Stock issuable upon exercise unless in accordance with an offering registered under the Securities Act or in accordance with an exemption from such requirements and applicable state securities laws, provided that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be, and provided further that nothing contained in this
                  Section 2 shall relieve the Company from complying with any request for registration pursuant to the Registration Rights Agreement or relieve the Holder from the restrictions on transfer set forth in Section 21 below. The first Holder of this Warrant, by acceptance hereof, represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof."

          3. The text of the sixth and seventh lines of Section 3.1 of the Warrant is hereby amended by deleting the words "called for on the face of" and replacing them with the words "then issuable under." The text of the seventh and eighth lines of that same section are hereby amended by deleting the clause "(without giving effect to any adjustment therein)".

          4. The text of the fifth and sixth lines of Section 3.2 of the Warrant is hereby amended by deleting the clause "(without giving effect to any adjustment therein)". The text of the twelfth and 13th lines of that same section are hereby amended by deleting the words "on the face or faces thereof". The text of the 13th and 14th lines of that same section are hereby amended by deleting the clause "(without giving effect to any adjustment therein)." The text of the 14th and 15th lines of that same section are hereby amended by deleting the words "called for on the face of" and replacing them with the words "then issuable under". The text of the 14th line of that same section is hereby amended by inserting the words "immediately prior to such partial exercise hereof" between the words "Warrant" and "minus."

          5. The text of the fifth line of Section 3.3 of the Warrant is hereby amended by deleting the word "the" between the words "Stock," and "Warrant" and inserting the words "all or a portion of this". The text of the sixth line of that same section is hereby amended by deleting the word "Certificate". The text in the eighth line of that same section is hereby amended by inserting a comma after the word "Warrants" appearing for the second time in that line, and by deleting the word "or" following the word "Warrants" appearing for the second time in that line. The text in the ninth line of that same section is hereby amended by inserting the words "or other securities" between the words "Stock" and "to be." The text of the 13th line is hereby amended by inserting the clause "Warrants," between the words "number of" and "shares."

          6. The text of the eleventh line of Section 3.4 of the Warrant is hereby amended by deleting the word "ten" and replacing it with the word "five." The text of the twelfth line of that same section is hereby amended by inserting the word "reasonably" between the words "be" and "determined."

          7. The text of the fifth and sixth line of Section 3.6 of the Warrant is hereby amended by inserting the words "immediately prior to" between the words "until" and "the consummation of such transaction."

          8. The text of the second line of Section 5(a)(i) of the Warrant is hereby amended by inserting the words "or distribution" after the word "dividend" and before the comma.

          9. The text of the second line of Section 5(a)(iii) of the Warrant is hereby amended by inserting the words "stock split," after the clause "split-up," and before the word "reclassification." The third line of the that same section is hereby amended by inserting the clause ", reverse stock split" after the word "shares."

          10. The text of Section 5(b) of the Warrant is hereby amended and restated to read in its entirety as follows:

                    "The Purchase Price and the Dilution Price shall be
                  equitably adjusted from time to time at the time of the occurrence of an adjustment pursuant to Section 5(a) above or
                  Section 6 below and, in addition, as the Board of Directors, in good faith, reasonably determines to be otherwise necessary to protect the interest of the Holder of the Warrant."

          11. The text of the third line of Section 6 of the Warrant is hereby amended by inserting the words "sell or" before the word "transfer." The text of the fourth and fifth lines of that same section is hereby amended by deleting the words "under any plan or arrangement contemplating the dissolution of the Company." The eighth line of that same section is hereby amended by deleting the word "dissolution" and replacing it with the words "sale or transfer". The 13th line of that same section is hereby amended by deleting the word "dissolution" and replacing it with the word "transaction." The 16th line of that same section is hereby amended by inserting the clause ", transfer" in front of the word "merger." The text of the 19th line of that same section is hereby amended by deleting the word "purchasing" and replacing it with the word "acquiring". The text in the 24th line of that same section is hereby amended by deleting the words "Section 6" and replacing them with the word "Warrant."

          12. The text of the last line of Section 7.1 of the Warrant is hereby amended by inserting the words "or increased" after the word "reduced."

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

          13. The text of the third line of Section 7.2(a) of the Warrant is hereby amended by deleting the words "date hereof" and replacing them with the words "Original Issue Date".

          14. The text of the ninth and 13th lines of Section 7.2(b) of the Warrant are hereby amended by inserting the words "for all then unexercised Warrants" between the words "share" and "shall." The 16th line of that same section is hereby amended by inserting the words "those actually" between the words "were" and "issued." The text of the last line of that same section shall be amended by inserting the words "but in no event shall the Purchase Price be increased above what the Purchase Price was prior to the adjustment(s) contemplated by this Section 7.2(b)" after the word "exchanged" and before the period.

          15. The text of the third line of Section 7.3(a) of the Warrant is hereby amended by inserting the words "or Convertible Securities" after the word "Stock."

          16. The text of the ninth and twelfth lines of Section 7.3(b) of the Warrant are hereby amended by inserting the words "for all then unexercised Warrants" between the words "share" and "shall." The text of the 15th line of that same section is hereby amended by inserting the word "actually" between the words "those" and "issued." The text of the last line of that same section is hereby amended by inserting the words "but in no event shall the Purchase Price be increased above what the Purchase Price was prior to the adjustment(s) contemplated by this Section 7.3(b)" after the word "exercised" and before the period.

          17. The text of Section 7.4 of the Warrant shall be deleted in its entirety and be restated as follows: "7.4. Intentionally Omitted."

          18. The text of the eighth line of Section 7.5 of the Warrant is hereby amended by deleting the words "date hereof" and replacing them with the words "Original Issue Date".

          19. The text of the sixth and seventh lines of Section 7.6 of the Warrant are hereby amended by deleting the word "reasonably" in the seventh line and inserting the word "reasonably" in the sixth line after the clause "good faith,". The text of the eleventh line of that same section is hereby amended by deleting the words "other stock" and replacing them with the words "Other Securities or other assets." The text of the 13th line of that same section is hereby amended by inserting the word "reasonably" between the clause "faith," and the word "determines." The text of the 20th line of that same section is hereby amended by inserting the words "or other assets" between the words "Securities" and "issuable." The text of the 23rd line of that same section is hereby amended by inserting the clause ", decrease the Dilution Price," after the words "per share." The text of the last line of Section 7.6 is hereby amended by inserting the words "or other assets" after the word "Securities."

          20. The text of the sixth line of Section 7.7 of the Warrant is hereby amended by inserting the clause "(subject to adjustments thereto for any of the events contemplated by Sections 5, 6 and/or 7 above)" after the words "Issue Date."

          21. The text of the third line of Section 9 of the Warrant is hereby amended by inserting the words "or other assets" after the word "Securities."

          22. The text of the seventh line of Section 10 of the Warrant is hereby amended by deleting the word "capital." The text of the ninth line of that same section is hereby amended by inserting the words "or sale" after the word "transfer." The text of the eleventh line of that same section is hereby amended by inserting the words "or any similar transaction" after the word "Company."

          23. The text of the fourth line of Section 11 of the Warrant is hereby amended by inserting the words "and other assets" after the word "Securities."

          24. The text of the third line of Section 15 of the Warrant is hereby amended by inserting the words "or other assets" after the word "Securities" and before the closed parenthesis.

          25. The text of the last line of Section 16 of the Warrant is hereby amended by inserting the words "without posting a bond or other security or proving the likelihood of success" after the word "otherwise" and before the period.

          26. The text of the 16th line of Section 21(b) of the Warrant is hereby amended by inserting the word "reasonably" after the word "Company."

V. Amendments to the October Registration Rights Agreement:

          1. The text of the definition of "Common Stock" in Section 1 of the October Registration Rights Agreement is hereby amended by inserting the following words after the word "share":

                    ", and shall include the common stock purchase rights under the Company's Rights Agreement, dated March 9, 1999, as amended from time to time, attached thereto."

          2. The text of the 15th and 16th lines of Section 2.1(b) of the October Registration Rights Agreement is hereby amended by inserting the words "usual and" between the words "in" and "customary."

          3. The text of the fifth line of Section 2.1(d)(i) of the October Registration Rights Agreement is hereby amended by inserting the following words after the word "effective":

                   "; provided that no stop order suspending the effectiveness thereof has been issued and such registration has not been withdrawn or terminated (except after the period contemplated by Section 2.3(a) hereof)"

          4. The text of Section 2.1(e) of the October Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                           "(e) Notwithstanding anything to the contrary
                   contained in any other provision of this Agreement, the Company shall not be required to maintain the effectiveness of a registration under the Act of an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor provision then in force) under the Act (a "Shelf Registration") at the request of the Holder pursuant to this
                   Section 2.1 for more than ninety (90) days or until all Holders have completed the distribution relating thereto; provided, however, that such ninety (90) day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the written request of the Company in accordance with the provisions of Section 2.4 or an underwriter or in accordance with the provisions of Section 2.13."

          5. The text of the 18th line of Section 2.2(b) of the October Registration Rights Agreement is hereby amended by deleting the first reference to the words "pro rata."

          6. The text of the second line of Section 2.3(a) of the October Registration Rights Agreement is hereby amended by inserting the words "on a Shelf Registration, if the Company then qualifies, or, if it does not then qualify for the use of a Shelf Registration," between the words "Statement" and "on." The text of the 13th line of that same section is hereby amended by inserting the words "or in accordance with the provisions of
               Section 2.13" after the word "underwriter."

          7. The text of the second and third lines of Section 2.5 of the October Registration Rights Agreement is hereby amended by inserting the words "to request the effectiveness of a Registration Statement" between the words "action" and "pursuant."

          8. The text of the tenth line of Section 2.6(a) of the October Registration Rights Agreement is hereby amended by inserting the words "other than those useable with respect to another registration proceeding" between the word "Statement" and the closed parenthesis. The same line of that same section is hereby amended by inserting the following words between the closed parenthesis and the comma:

                  "other than upon or after any disclosure which had or could have a negative impact on the Company or the Common Stock or upon or after the occurrence or the threat of the occurrence of any event which had or could have a negative impact on the Company, the Common Stock or the financial markets"

          9. The text of the fifth line of Section 2.6(b) of the October Registration Rights Agreement is hereby amended by inserting the following after the word "Statement":

                  "; provided however, that the Holders shall have no obligation to pay their respective pro rata share of the incremental registration fee payable under the Act or any blue sky fees and expenses, if applicable."

          10.  The section reference to "Section 2.6(b)" in the second line of
               Section 2.7(a) of the October Registration Rights Agreement is hereby deleted and replaced with the a reference to "Section 2.7(b)."

          11. The text of the fourth line of Section 2.8 of the October Registration Rights Agreement is hereby amended by adding the words "customary and usual" in between the words "accept the" and "terms."

          12. The text of the 25th line of Section 2.10(a) of the October Registration Rights Agreement is hereby amended by inserting the clause "(and only to the extent)" between the words "extent" and "that." The text of the 28th line of that same section is hereby amended by inserting the words "for such Holder" between the words "underwriter" and "or controlling." The text of the 28th line of that same section is hereby amended by inserting the words "of such Holder or underwriter for such Holder" between the word "person" and the comma.

          13. The text of the third line of Section 2.10(b) of the October Registration Rights Agreement is hereby amended by inserting the word "and" between the comma and the word "each." The text of the fourth through sixth lines of the same section are hereby amended by deleting the clause ", any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder,". The text of the ninth line in that same section is hereby amended by inserting the following words between the comma and the word "insofar":

               "including as a result of claims made by any underwriter of securities included in such Registration Statement and any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder,"

          14. The text of the 20th line of Section 2.10(c) of the October Registration Rights Agreement is hereby amended by deleting the word "this." The text of the 21st line of that same section is hereby amended by inserting the clause "(a) or (b) to the extent of such prejudice" after the number "2.10" and before the comma. The text of the 23rd line of that same section is hereby amended by deleting the word "this" and inserting the words "(a) or (b)" after the number "2.10."

          15. The text of the 16th line of Section 2.10(d) of the October Registration Rights Agreement is hereby amended by inserting the words "or alleged omission" between the words "omission" and "to state."

          16. The text of the fourth line of Section 2.13 of the October Registration Rights Agreement is hereby amended by inserting the words "effective date, or the" between the words "following the" and "date" and deleting the word "final" and replacing it with the words "filing of the Rule 424(b)". The fifth line of that same section is hereby amended by deleting the word "a" and replacing it with the word "such".

          17. The text of the second line of Section 2.14 of the October Registration Rights Agreement is hereby amended by inserting the word "registration" between the words "any" and "right." That same line of that same section is hereby amended by deleting the word "after" and replacing it with the word "during."

Except as expressly amended herein, each of the Letter Agreement, Warrant (as heretofore amended), April Registration Rights Agreement, Subscription Agreement and October Registration Rights Agreement shall remain in full force and effect.

This Modification Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to any conflict of law provisions thereof. This Modification Agreement may not be amended, supplemented or modified nor may the obligation of the parties hereto be waived, except by an instrument in writing signed by each of the parties hereto. This Modification Agreement may be executed in any number of counterparts each of which when so executed shall be deemed an original and all of which counterparts together shall constitute one and the same instrument.


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

         IN WITNESS WHEREOF, the parties hereto have duly executed this Modification Agreement as of the day first above written.


                                 MERRIMAC INDUSTRIES, INC.



                                 By:/s/ Mason N. Carter
                                    ---------------------------------------
                                     Name:  Mason N. Carter
                                     Title: Chairman and
                                            Chief Executive Officer


                                 INFINEON TECHNOLOGIES AG



                                 By: /s/ Bogel
                                     -------------------------------------
                                     Name:  Bogel
                                     Title: Corporate Legal Counsel



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